FIRST AMENDMENT TO

 REGISTRATION RIGHTS AGREEMENT

This First Amendment to Registration Rights Agreement (this “Amendment”) is made and entered into effective as of June 29, 2026 (the “Amendment Effective Date”), by and among Agassi Sports Entertainment Corp., a Nevada corporation (the “Company”), and the undersigned Holders constituting the Required Holders (as defined in the Registration Rights Agreement, defined below) under the Registration Rights Agreement, dated as of June 1, 2026, by and among the Company and the Purchasers party thereto (the “Original Agreement,” and as amended by this Amendment, the “Agreement”). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to them in the Original Agreement.

RECITALS

WHEREAS, the Company and the Purchasers are parties to the Original Agreement, pursuant to which the Company granted certain registration rights to the Purchasers with respect to the Shares;

WHEREAS, Section 8(d) of the Original Agreement provides that the provisions of the Original Agreement may be amended, modified or supplemented with the written consent of the Company and the Required Holders (meaning Holders of 50.1% or more of the then outstanding Registrable Securities);

WHEREAS, the Company and the undersigned Holders, constituting the Required Holders, desire to amend the Original Agreement to extend the Filing Date applicable to the Initial Registration Statement to July 31, 2026, on the terms set forth herein; and

WHEREAS, this Amendment applies uniformly to all Holders, does not disproportionately or adversely impact any Holder or group of Holders, and does not create or impose any new or additional obligation on any Holder.

NOW, THEREFORE, in consideration of the covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                  Amendment to Filing Date.  The definition of “Filing Date” set forth in Section 1 of the Original Agreement is hereby amended and restated in its entirety as follows:

“Filing Date” means, with respect to the Initial Registration Statement required hereunder, July 31, 2026.

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2.                  Consideration. Each of the parties agrees and confirms by signing below that they have received valid consideration in connection with this Amendment and the transactions contemplated herein.

3.                  No Other Amendment.  Except as expressly amended by this Amendment, the Original Agreement remains unmodified and in full force and effect, and is hereby ratified and confirmed in all respects. From and after the Amendment Effective Date, all references in the Original Agreement to “this Agreement” or words of like import shall be deemed to refer to the Original Agreement as amended by this Amendment.

4.                  Binding Effect.  Pursuant to Section 8(d) of the Original Agreement, this Amendment, upon execution by the Company and the Required Holders, shall be binding upon and shall inure to the benefit of the Company and all Holders, including Holders that have not executed this Amendment.

5.                  Miscellaneous.  The provisions of Section 8 (Miscellaneous) of the Original Agreement, including without limitation the provisions thereof relating to governing law, jurisdiction, waiver of jury trial, counterparts, severability, and the independent nature of the Holders’ obligations and rights, are hereby incorporated into this Amendment, mutatis mutandis, as though set forth in full herein.

6.                  Entire Agreement. This Amendment sets forth all of the promises, agreements, conditions, understandings, warranties and representations among the parties with respect to the transactions contemplated hereby and thereby, and supersedes all prior agreements, arrangements and understandings between the parties, whether written, oral or otherwise, other than the Original Agreement, which is amended as set forth herein.

7.                  Counterparts and Signatures. This Amendment and any signed agreement or instrument entered into in connection with this Amendment, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpg or similar attachment to electronic mail shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

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IN WITNESS WHEREOF, the Company has executed this Amendment as of the day and year first above written to be effective as of the Amendment Effective Date.

Agassi Sports Entertainment Corp. /s/ Ronald S. Boreta__________________ Ronald S. Boreta Chief Executive Officer

 [Company Signature Page – First Amendment to Registration Rights Agreement]

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IN WITNESS WHEREOF, the undersigned Holders, constituting the Required Holders, have executed this Amendment as of the day and year first above written to be effective as of the Amendment Effective Date.

TEAM Holding AG

/s/ Hason Dilsiz_____________

Hasan Dilsiz

Board Member

/s/ Jérémy Studhalter_________

Jérémy Studhalter

Board Member

/s/ Ciaran Paulo Didier Fitzgeral-Morgan

Ciaran Paulo Didier Fitzgerald-Morgan

Fourth Quarter Investments Limited

/s/ Simon Crouch____________

Simon Crouch

Director

/s/ Thomas Houseman

Thomas Houseman

Director

 [Holder Signature Page – First Amendment to Registration Rights Agreement – Required Holders may execute multiple counterparts of this page]

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